SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 10, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way

New Castle, Delaware 19720

(Address of principal executive offices, including zip code)

(302) 326-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2004 Applied Extrusion Technologies, Inc. (the “Company”) amended its credit facility with General Electric Capital Corporation that will expire on October 3, 2008.  Pursuant to the terms of this amendment, General Electric Capital Corporation agreed to extend the period during which it waived certain payment defaults by the Company until October 31, 2004.  In addition, the Company agreed to changes to the interest rates, fixed charge coverage ratios and EBITDA requirements contained in the underlying credit agreement with General Electric Capital Corporation.  A copy of this Sixth Amendment to Credit Agreement dated as of October 1, 2004 is attached hereto as Exhibit 10.1 and such exhibit is incorporated by reference herein.

On October 1, 2004, the Company executed the Second Amendment to the Restructuring Agreement dated August 24, 2004, extending the Solicitation Commencement Date to October 18, 2004. A copy of the Second Amendment to the Restructuring Agreement dated as of October 1, 2004 is attached hereto as Exhibit 10.2 and such exhibit is incorporated by reference herein.

On September 17, 2004, the Company executed a Retirement and Release Agreement (the “Retirement Agreement”) with Amin J. Khoury, the Company’s Chairman of the Board of Directors and CEO, pursuant to which Mr. Khoury will retire effective upon the consummation of the Company’s previously announced restructuring.  Under the terms of the Retirement Agreement, Mr. Khoury has agreed to provide certain consulting and advisory services to the Company on terms to be agreed upon following his retirement, and will release the Company and certain holders of the Company’s securities from claims he may otherwise have in connection with his retirement.  The Company and certain bondholders will also release Mr. Khoury from potential claims they would otherwise have against him in connection with his retirement.  A copy of the Retirement Agreement is attached hereto as Exhibit 10.3 and such exhibit is incorporated by reference herein.  The First Amendment to the Restructuring Agreement, an immaterial amendment extending the execution date of the Retirement Agreement, dated as of September 10, 2004, is attached hereto as Exhibit 10.4, and such exhibit is incorporated herein by reference.

Item 8.01.                                              OTHER EVENTS

On October 4, 2004, the Company issued a press release announcing that Amin J. Khoury would retire as the Company’s Chairman of the Board of Directors and CEO effective upon the consummation of the Company’s previously announced restructuring.  Separately, the Company announced that it would set October 8, 2004 as the record date for voting on, and receipt of distributions under, its prepackaged chapter 11 plan of reorganization.  A copy of the press release dated October 4, 2004 is attached as Exhibit 99.1 hereto and such exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

By:	/s/ BRIAN P. CRESCENZO
	Name:	Brian P. Crescenzo
	Title:	Vice President, Secretary
and Chief Financial Officer

Date: October 5, 2004

EXHIBIT INDEX

Exhibit 10.1	Sixth Amendment to Credit Agreement between Applied Extrusion Technologies, Inc. and General Electric Capital Corporation dated October 1, 2004.

Exhibit 10.2	Second Amendment to the Restructuring Agreement dated October 1, 2004.

Exhibit 10.3	Retirement and Release Agreement between Applied Extrusion Technologies, Inc. and Amin J. Khoury dated September 17, 2004.

Exhibit 10.4	First Amendment to the Restructuring Agreement dated September 10, 2004.

Exhibit 99.1	Press Release dated October 4, 2004.